Filed Pursuant to Rule 497

Registration No. 333-212323

CION ARES DIVERSIFIED CREDIT FUND

Supplement dated  December 4, 2018

To

Prospectus relating to Class A and Class C shares dated February 28, 2018

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying Prospectus of CION Ares Diversified Credit Fund (the “Fund”) dated February 28, 2018. This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, as applicable, unless otherwise stated herein.

Effective November 30, 2018, the Board of Trustees of the Fund (the “Board”) approved a reduction in the Management Fee payable to CION Ares Management, LLC (the “Advisor”) from 1.50% of Managed Assets (as defined in the Prospectus) to 1.25% of Managed Assets. The Board also approved a reduction in the Incentive Fee from 20% to 15% of pre-incentive fee net investment income, modified the quarterly “catch-up” threshold from 1.875% to 1.765% of adjusted capital in any fiscal quarter, and revised the computation methodology for the Incentive Fee. The Advisor is also making certain other changes to the offering terms of the Fund.

Accordingly, this supplement amends the indicated sections of the Prospectus as follows:

FRONT COVER

The fourth bulleted risk disclosure is replaced in its entirety with the following:

•         An investor may pay a sales load of up to 5.75% for Class A Shares.

SUMMARY OF TERMS

The third, fourth and fifth paragraphs in the section entitled “Summary of Terms–Management and Incentive Fees” are hereby replaced in their entirety with the following:

The Management Fee is calculated and payable monthly at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the fiscal quarter, minus the Fund’s operating expenses for the quarter. For such purposes, the Fund’s operating expenses will include the Management Fee, expenses reimbursed to CAM under the administration agreement, dated as of December 6, 2016 (the “CAM Administration Agreement”), by and between the Fund and CAM, and any interest expense and distributions paid on any issued and outstanding preferred Shares, but will exclude the Incentive Fee. Pursuant to an incentive fee waiver agreement, the Advisor agreed to waive the incentive fee for the month of January 2018. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund Shares (including pursuant to the Fund’s DRP (as defined below)), reduced by amounts paid in connection with purchases of Fund Shares pursuant to the Fund’s share repurchase program and further reduced by distributions representing a return of capital.

The “catch-up” provision is intended to provide the Advisors with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of adjusted capital in any fiscal quarter.

The fifth sentence of the second paragraph in the section entitled “Summary of Terms–Share Repurchase Program” is hereby replaced in its entirety with the following:

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).

SUMMARY OF FEES AND EXPENSES

The section entitled “Summary of Fees and Expenses” is hereby replaced in its entirety with the following:

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES	CLASS A	CLASS C
Maximum sales load imposed on purchases(1)	5.75%	None
Maximum contingent deferred sales charge(2)	None	1.00%

ANNUAL FUND EXPENSES(3) (as a percentage of average net assets attributable to Shares)
Management fee(4)	1.48%	1.48%
Incentive fee(5)	None	None
Interest payments on borrowed funds and securities sold short(6)	0.89%	0.89%
Other expenses(7)
Shareholder servicing fee(8)	0.25%	0.25%
Distribution fee	None	0.75	%(9)
Remaining other expenses	0.77%	0.77%

Total annual fund expenses(10)*	3.39%	4.14%

*The net expense ratio of the Fund, after giving effect to the Expense Support and Conditional Reimbursement Agreement was 0.00% for the twelve month period ending October 31, 2017.

(1)       Investors purchasing Class A Shares may be charged a sales load of up to 5.75% of the investment amount. The table assumes the maximum sales load is charged. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(2)       Class C shareholders may be subject to a contingent deferred sales charge on shares redeemed during the first 365 days after their purchase.

(3)       Assumes the Fund raises approximately $538 million in proceeds in the one year period beginning October 1, 2018, resulting in estimated average net assets of approximately $426 million.

(4)       The Management Fee paid by the Fund is calculated at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets which includes assets purchased with borrowed money. The table above assumes that the Fund borrows money for investment purposes in an amount between 12% and 24% of its net assets. The Management Fee estimate in the table is greater than 1.25% since it is computed as a percentage of the Fund’s net assets for presentation therein. In addition, if the Fund borrows money in excess of the 24% debt-to-NAV ratio, then the Management Fee in relation to its net assets would be higher than the estimate presented in the table.

(5)       The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Advisor during certain periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments in portfolio companies. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s adjusted capital, equal to 1.50% per quarter, or an annualized hurdle rate of 6.00%, subject to a “catch-up” feature. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated.

(6)       These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility and short sales during the current fiscal year. See “Investment Objective, Opportunities and Strategies—Leverage.” The amount shown in the table above is based on the assumption that the Fund borrows money for investment purposes in an amount approximately between 12% and 24% of its net assets.

(7)       Other expenses include accounting, legal and auditing fees of the Fund, organizational and offering costs, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Independent Trustees. The amount presented in the table estimates the amounts the Fund expects to pay during the one year period beginning October 1, 2018, assuming the Fund raises approximately $538 million of proceeds during that time.

(8)       Class A Shares and Class C Shares may charge a shareholder servicing fee of up to 0.25% per year. The Fund may use this fee to compensate Financial Intermediaries or financial institutions for providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or CAM may reasonably request.

(9)       Class C Shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C Shares and is payable on a quarterly basis. See “Plan of Distribution.”

(10)       Total annual fund expenses does not reflect expected expense support payments made by the Advisor pursuant to its Expense Support and Conditional Reimbursement Agreement with the Fund, under which the Advisor has contractually agreed for a one year period to reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses to the extent that aggregate distributions made to the Fund's shareholders during the applicable quarter exceed Available Operating Funds (as defined herein). Additionally, during the term of the Expense Support and Conditional Reimbursement Agreement, the Advisor may reimburse the Fund’s operating expenses to the extent that it otherwise deems appropriate in order to ensure that the Fund bears an appropriate level of expenses.

In consideration of the Advisor’s agreement to reimburse the Fund’s operating expenses, the Fund has agreed to repay the Advisor in the amount of any Fund expenses reimbursed subject to the limitation that an Advisor Reimbursement will be made only if and to the extent that (1) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Advisor; (2) the Advisor Reimbursement does not cause Other Fund Operating Expenses (as defined herein) (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund’s average net assets attributable to Class A and Class C Shares, respectively, represented by Other Fund Operating Expenses (on an annualized basis) during the quarter in which the applicable Expense Payment from the Advisor was made; and (3) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for such class at the time the Advisor Reimbursement would be paid. See “Fund Expenses—Expense Support and Conditional Reimbursement Agreement” for additional information.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above and do not include any expense support from the Advisor.

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$90	$156	$224	$404
Class C	$42	$126	$211	$432

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return, and redeem Shares in full at the end of such period:

Share Class	1 Year	3 Years	5 Years	10 Years
Class C*	$52	$126	$211	$432

*	If the contingent deferred sales charge applies. See "Contingent Deferred Sales Charge" under “Share Repurchase Program.” If the contingent deferred sales charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class C Shares would be $42, assuming annual expenses attributable to Shares remain unchanged, Shares earn a 5% annual return, and you redeemed your shares in full at the end of the 1 year period.

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management and Incentive Fees.”

MANAGEMENT AND INCENTIVE FEES

The section entitled “Management and Incentive Fees–Management Fee” is hereby replaced in its entirety with the following:

Management Fee

The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.25% (1.50% prior to November 30, 2018) of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness. The management fees incurred for the period from January 26, 2017 (commencement of operations) to October 31, 2017 were $77,609.

The section entitled “Management and Incentive Fees–Incentive Fee” is hereby replaced in its entirety with the following:

Incentive Fee

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the fiscal quarter, minus the Fund’s operating expenses for the quarter. For such purposes, the Fund’s operating expenses will include the Management Fee, expenses reimbursed to CAM under the CAM Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred Shares, but will exclude the Incentive Fee. Pursuant to an incentive fee waiver agreement, the Advisor agreed to waive the incentive fee for the month of January, 2018. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund Shares (including pursuant to the Fund’s DRP (as defined below)), reduced by amounts paid in connection with purchases of Fund Shares pursuant to the Fund’s share repurchase program and further reduced by distributions representing a return of capital.

The calculation of the Incentive Fee for each fiscal quarter is as follows:

•	No Incentive Fee is payable in any fiscal quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.765% in any fiscal quarter (7.06% annualized) is payable to the Advisors. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.765% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisors with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of adjusted capital in any fiscal quarter; and

•	15% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.765% in any fiscal quarter (7.06% annualized) is payable to the Advisors once the hurdle rate is reached and the catch-up is achieved (15% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisors).

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee

Fund’s pre-incentive fee net investment income

(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months. During the period ended October 31, 2017 there were no incentive fees paid by the Fund.

SHARE REPURCHASE PROGRAM

The fifth sentence in the second paragraph of the section entitled “Share Repurchase Program” is hereby replaced in its entirety with the following:

The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline.

PLAN OF DISTRIBUTION

The section entitled “Plan of Distribution–Purchasing Shares” is revised by adding the following as the second paragraph of that section:

Investors may purchase Shares through a broker-dealer or Financial Intermediary that may establish different minimum investment requirements than the Fund and may also independently charge transaction fees and additional amounts (which may vary) in return for its services, which will reduce an investor’s return. Shares purchased through a broker-dealer or Financial Intermediary will normally be held in an investor’s account with that firm.

The first sentence of the section entitled “Plan of Distribution–Class A Shares” is hereby replaced in its entirety with the following:

Investors purchasing Class A Shares may pay a sales load based on the amount of their investment in the Fund.

Please retain this Supplement with your Prospectus.